PROSPECTUS
                December 31, 1996   , as revised August 1,
1997

   Putnam Growth Opportunities Fund
Class A, B and M shares
INVESTMENT STRATEGY:  GROWTH



This prospectus explains concisely what you should know before
investing in    Putnam Growth Opportunities Fund, (the "fund"), a
series     of Putnam Investment    funds     (the "Trust").
Please read it carefully and keep it for future reference.  You
can find more detailed information in the    August 1, 1997
statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581. The SAI has
been filed with the Securities and Exchange Commission    (the
"Commission")     and is incorporated into this prospectus by
reference.     The Commission maintains a Web site
(http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE    FUND     ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE    FUND


Expenses summary

 .
This section describes the sales charges, management fees, and
annual operating expenses that apply to    the various classes of
the     fund's shares.  Use it to help you estimate the impact of
transaction costs on your investment over time.

Financial highlights

 .
Study this table to see, among other things, how    the     fund
performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objectives

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Read this section to make sure    the     fund's objective is
consistent with your own.

How the    fund pursues its objective

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
This section explains in detail how    the     fund seeks its
investment    objective.

How performance is shown

 .
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the    fund is managed . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Consult this section for information about    the     fund's
management, allocation of its expenses, and how purchases and sales of securities are made.

Organization and history . . . . . . . . . . . . . . . . . . . .
   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 .     In this section, you will learn when    the     fund was
introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

   Alternative sales arrangements
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares

 .
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of accounts. It explains how sales charges are determined and how you may become eligible for reduced sales charges.

Distribution    plans

 .
This section tells you what distribution fees are charged against
   each class of     shares.

How to sell shares

 .
In this section you can learn how to sell fund shares, either
directly to    the     fund or through an investment dealer.

How to exchange shares

 .
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How    the     fund values its shares

 .
This section explains how    the     fund determines the value of
its shares.

How    the     fund makes distributions to shareholders; tax
   information

 .
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.

 .
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

About the    fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs
from investing in    the     fund and expenses based on
   the     most recent fiscal year.  The examples show the
cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

     Class A            Class B       Class M
 shares                 shares      shares
Shareholder transaction
    expenses

Maximum sales charge
    imposed         on purchases
    (as a percentage         of
    offering price)      5.75%          NONE*      3.50%*


Deferred sales charge           5.0% in the first
(as a         percentage         year, declining
of the lower of                   to 1.0% in the
original purchase                sixth year, and
price or         redemption                        eliminated
   proceeds)            NONE**      thereafter      NONE


Annual fund operating expenses
(as a percentage of average net assets)
                                       Total fund
                 Management 12b-1           Other      operating
                      fees+              fees          expenses+
expenses+
                 ----------     -----    --------  ---------

   Class A             NONE     0.25%       1.00%      1.25%
   Class B             NONE     1.00%       1.00%      2.00%
   Class M             NONE     0.75%       1.00%      1.75%

+after expense limitation

The table is provided to help you understand the expenses of
investing and your share of fund operating expenses    expected
to be incurred during the fund's first full fiscal year    .  The
expenses shown in the table do not reflect the application of credits that reduce fund expenses. The annual fund operating
expenses shown in the table for    class A shares     have been
annualized.  Actual "Other expenses" and total fund operating
expenses for    class A shares were 0.89% for the ten-month
period ended July 31, 1996.

For class B and M shares, management fees and other expenses are based on the operating expenses for the fund's class A
shares    . In the absence of the expense limitation, management
fees, "Other expenses" and total fund operating expenses would
have been    0.70%, 1.80% and 2.75%, respectively, for class A
shares, shown in the table, 1.80% and 3.50%, respectively, for class B shares and 0.70%, 1.80% and 3.25%, respectively, for class M shares. The 12b-1 fees for class A, class B and class M shares shown in the table reflect the amounts to which the Trustees currently limit payments under the fund's distribution plans.

Examples

Your investment of $1,000 would incur the following expenses,
assuming 5% annual return and   , except as indicated,
redemption at the end of each period:

                              1         3      5        10
                            year     years    years    years

Class A                     $70      $95      $122    $200
Class B                     $70      $93      $128    $213 ***
Class B (no redemption)     $20      $63      $108    $213 ***
Class M                     $52      $88      $127    $234

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

   * The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the
               economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
    Class A shares."

*** Reflects conversion of class B shares to class A shares
    (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following tables present per share financial information for class A shares.  No class B or class M shares were outstanding
during the reporting periods.  This     information has been
audited and reported on by    the     independent accountants.
The "Report of independent accountants" and financial statements
included in    the     fund's annual report to shareholders for
the 1996 fiscal year are incorporated by reference into this
prospectus.     The     fund's annual report, which contains
additional unaudited performance information, is available without charge upon request.

Financial highlights
(For a share outstanding throughout the period)

                                                For the
period
                                               October 2,
1995
                                                 (commencement
                                             of operations)
                                           to July 31, 1996

Net asset value, beginning of period                 $8.50
Investment operations
Net investment income                                  .03(a)
Net realized and unrealized gain on investments       1.67
Total from investment operations                      1.70(a)
Less distributions:
From net investment income                            (.04)
From net realized gain on investments                 (.01)
Total distributions                                   (.05)
Net asset value, end of period                      $10.15
Total investment return at net asset value (%)(b)    20.08*
Net assets, end of period (in thousands)           $2,647
Ratio of expenses to average net assets (%)(c)        .89(a)*
Ratio of net investment income
 to average net assets (%)                            .30(a)*
Portfolio turnover (%)                             151.15*
Average commission rate paid (d)                      .0414

*   Not annualized.

(a) Reflects an expense limitation in effect during the period.
    As a result of such limitation, expenses for the fund reflect a reduction of approximately $0.11 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Average commission rate paid on security trades.

OBJECTIVE

Putnam Growth Opportunities     Fund seeks capital appreciation.
   The fund is not            intended to be a complete
investment program, and there is no assurance that    it     will
achieve its objective.

HOW THE    FUND PURSUES ITS OBJECTIVE

Basic investment strategy



The fund will invest primarily in common stocks of U.S. companies
that Putnam Investment Management, Inc., the    fund's
investment manager ("Putnam Management"), believes will benefit from major, long-term trends in the economy, business conditions, consumer behavior or public perceptions of the environment. Putnam Management attempts to identify these trends in their early stages, and then attempts to identify the economic sectors that may benefit from them. In selecting securities from these sectors, Putnam Management will consider a variety of factors, including an issuer's financial strength, competitive position and projected future earnings. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors that Putnam Management believes may benefit from such trends, are expected by Putnam Management to experience above-average growth.

   Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers. Because Putnam Management evaluates securities for the fund based on their potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. In addition, although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on a relatively limited number of sectors of the economy at any given time may make the value of fund shares more susceptible to any single economic, political or regulatory development than the value of shares of a more widely diversified mutual fund. As a result, the value of fund shares may fluctuate more than the value of shares of other equity mutual funds. Achievement of the fund's goals will be dependent not only on Putnam Management's ability to select individual investments, but also on Putnam Management's ability to accurately identify the long-term trends described above and the economic sectors that will benefit from those trends.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with equity market capitalizations above $1 billion. However, the fund may also invest in small- to medium-sized companies that have equity market capitalizations below this level. These companies will generally have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

   Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the basic investment strategy of the fund inconsistent with the best interests it's shareholders. At such times Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or its agencies or instrumentalities, or in any other securities Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long these alternative strategies will be used.

Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions
on the repatriation of foreign currency,     confiscatory
taxation, political or financial instability and diplomatic
developments    which     could affect the value of    the
fund's     investments in certain foreign countries.
   Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign
countries may be    more limited than those available with
respect to investments in the United States or in other foreign
countries    .  The laws of some foreign countries may limit
   the fund's ability to invest     in securities of certain
issuers    organized under the laws of     those foreign
countries.

The risks described above are typically increased    in
connection with investments in less developed     and developing
nations, which are sometimes referred to as "emerging markets."
   For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 20% of its total asset, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

The             fund may engage in a variety of foreign currency
exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options. For further discussion on the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains
information concerning these transactions.          The decision
as to whether and to what extent
   the     fund will engage in
foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition
of    the     fund's portfolio and the availability of suitable
transactions.  Accordingly, there can be no assurance
that
   t
he     fund will engage in foreign currency exchange
transactions at any given time or from time to time.

   For more information about foreign securities and the risks associated with investment in such securities, see SAI.

Futures and options

The fund may buy and sell stock index futures contracts. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

The use of index futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of index futures and options transactions.

A more detailed explanation of    index futures and options
transactions, including the risks     associated with them, is
included in the SAI.

   Investments in fixed-income securities

Although the fund will invest primarily in common stocks, it may
also invest in both higher-rated and lower            -rated
fixed-income securities   , and is not subject to any
restrictions based on credit ratings. The values of fixed-income securities generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income investments. Conversely, during periods of rising interest rates, the value of the fund's fixed-income investments will
generally decline.  The values of lower    -rated fixed-income
securities    , commonly known as "junk bonds," generally
fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major
exposure to adverse conditions,     and may include securities in
default.     The rating services' descriptions of securities in
the various rating categories, including the speculative characteristics of securities in the lower rating categories, are
set forth in the SAI            .

    The lower ratings of         securities    in the lower
rating categories     reflect a greater possibility that adverse
changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than
those for higher-rated securities, and    the     fund may as a
result find it more difficult to determine the fair value of such
securities.  When    the     fund invests in         securities
in the lower rating categories, the achievement of    it's
goals is more dependent on Putnam Management's    ability
than would be the case if    it     were investing in
securities in the higher rating categories.

For additional information    concerning     the risks associated
with investing in securities in the lower rating categories, see the SAI.

Portfolio turnover.  The length of time    the     fund has held
a particular security is not generally a consideration in investment decisions. A change in the securities held by
   the     fund is known as "portfolio turnover."  As a result of
   the     fund's investment policies, under certain market
conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

   Other investment practices

   The fund may also engage in the following investment
practices, each of which     involves certain special risks.
   The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

   Options.  The     fund may seek to increase its current return
by writing covered call and put options on securities it owns or
in which it may invest.     The     fund receives a premium from
writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When    the     fund writes a call option, it gives up the
opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the
current market price of the security.     The     fund may
terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

   The     fund may also buy and sell put and call options,
including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments.
   The     fund may lend portfolio securities amounting to not
more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times.
   The     fund may also purchase securities for future delivery,
which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the
other party should default on its obligation and    the     fund
is delayed or prevented from recovering the collateral or completing the transaction.

   Diversification

   The     fund is a "diversified" investment company under the
Investment Company Act of 1940.  This means that   ,     with
respect to 75% of its total assets,    the     fund may not
invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To
the extent    the     fund invests a significant portion of its
assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which    the     fund may invest,
such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks
for the    fund's     shareholders.  These restrictions prohibit
   the     fund, with respect to 75% of its total assets, from
acquiring more than 10% of the voting securities of any one
issuer.*  They also prohibit    the     fund from investing more
than:

(a) with respect to 75% of its total assets, 5% of its total assets in securities of any one issuer, other than the U.S.
government, its agencies or instrumentalities;*

(b) 25% of its total assets in any one industry       ;* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trust's Trustees (or the person designated by the Trust's Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text
of these policies and the    fund's     other fundamental
investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-
fundamental investment    policy     without shareholder
approval.  As a matter of policy, the Trustees would not
materially change    the     fund's investment objective without
shareholder approval.

HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance
information.  "Yield"    for each class of shares     is
calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return
on an investment of $1,000 in    the     fund invested at the
maximum public offering price    (in the case of class A and
class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B
shares)    .  Total return may also be presented for other
periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio
composition    ,     fund operating expenses    and which class
of shares the investor purchases    .  Investment performance
also often reflects the risks associated with    the     fund's
investment objective and policies.  These factors should be
considered when comparing    the     fund's investment results
with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE    FUND IS     MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment
program for    the     fund and makes investment decisions on its
behalf.  Subject to the control of the Trustees, Putnam
Management also manages    the     fund's other affairs and
business.

   The     fund pays Putnam Management a quarterly fee for these
services based on average net assets.     See "Expenses summary"
and the SAI.

The following officers of Putnam Management have had primary
responsibility for the day-to-day management of the    fund's
portfolio     since the    years     stated below:

                                  Business experience
                       Year       (at least 5 years)
                      ------      -----------------

Carol C. McMullen      1995       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1995.  Prior
                                  to June, 1995, Ms. McMullen
                                  was Senior Vice President and
                                  Senior Portfolio Manager of
                                  Baring Asset Management.




Jeffrey R. Lindsey     1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1994.
                                  Prior to April, 1994, Mr.
                                  Lindsey was Vice President
                                  at Strategic Portfolio
                                  Management Inc.

   The     fund pays its share of all expenses not assumed by
Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses,
and  payments under its distribution plans.     The fund is a
series of  Putnam Investment Funds (the "Trust").      Expenses
of the Trust directly charged or attributable to    the     fund
will be paid from the assets of the fund. General expenses of the Trust will be allocated among and charged to the assets of
   each portfolio of       the    Trust     and each other
portfolio of the Trust on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of the
   fund     and each other portfolio or the nature of the
services performed and relative applicability to    the     fund
or    each     other portfolio.     The     fund also reimburses
Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized on October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 6, 1995, the Trust was known as Putnam Equity Funds. As of November 30, 1996, Putnam Investments, Inc. owned more than
25% of the shares of         the    fund     and therefore may be
deemed to "control"         the    fund    .

The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing
separate investment portfolios.          Any such series of
shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or
relative rights and privileges as the Trustees determine.     The
fund is a series of the Trust.      Only class A   , class B and
class M     shares         being offered by    the     this
prospectus.     The     fund may also offer other classes of
shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting
proportionally.  Shares of    all classes will     vote together
as a single class, except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if
   the     fund were liquidated, would receive the net assets of
   the     fund.     The     fund may suspend the sale of shares
at any time and may refuse any order to purchase shares.
Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.



If you own fewer shares than the minimum set by the Trustees
(presently 20 shares),    the     fund may choose to redeem your
shares.  You will receive at least 30 days' written notice before
   the     fund redeems your shares, and you may purchase
additional shares at any time to avoid a redemption.     The
fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Director of Safety 1st, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence
J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President and Director of Acquisitions, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New
Generation Research, Inc.       ; A.J.C. Smith,* Chairman and
Chief Executive Officer, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to
be "interested persons" of    the     fund, Putnam Management or
Putnam Mutual Funds.

About Your Investment

   Class A shares. An investor who purchases class A shares pays a sales charge at the time of purchase. As a result, class A shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge ("CDSC"). Certain purchases of class A shares qualify for reduced sales charges. Class A shares bear a lower 12b-1 fee than class B and class M shares. See "How to buy shares -- Class A shares" and "Distribution plans."

Class B shares. Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Class B shares also bear a higher 12b-1 fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares, see the SAI. This discussion includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes. The discussion also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares -- Class B shares" and "Distribution plans."

Class M shares. An investor who purchases class M shares pays a sales charge at the time of purchase that is lower than the sales charge applicable to class A shares. Certain purchases of class M shares qualify for reduced sales charges. Class M shares bear a 12b-1 fee that is lower than class B shares but higher than class A shares. Class M shares are not subject to any CDSC and do not convert into any other class of shares. See "How to buy shares -- Class M shares" and "Distribution plans."

Which arrangement is best for you? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider class A or class M shares. Investors who prefer not to pay an initial sales charge might consider class B shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor Services. Shares may only be exchanged for shares of the same class of another Putnam fund. See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable
to the         fund.  Return the completed form and check to
Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price.

   Class A shares

The public offering price of    class A shares     is the net
asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                Net                 dealers as a
Amount of transaction        amount     Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------
Under 50,000                      6.10%     5.75%       5.00%
50,000 but under 100,000          4.71      4.50        3.75
100,000 but under 250,000         3.63      3.50        2.75
250,000 but under 500,000         2.56      2.50        2.00
500,000 but under 1,000,000       2.04      2.00        1.75
---------------------------------------------------------------

   No     initial sales charge    applies to     purchases of
   class A     shares of $1 million or more   ,     or    to
purchases by    employer-sponsored     retirement plans    that
have     at least 200 eligible employees.  However,         a
CDSC
of 1.00% or 0.50%, respectively,    is     imposed within the
first or second year after purchase on redemptions    of these
shares, unless the             dealer of record waived its
commission with    Putnam Mutual Funds' approval, or unless the
purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with purchases of class A shares).

Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of
plans for which     Putnam Mutual Funds    and its affiliates do
not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class A qualified benefit plans that initially invest at least $20 million in Putnam
Assets,
or whose dealer of record has, with Putnam Mutual Funds'
approval,
waived its commission or agreed to refund its commission to
Putnam
Mutual Funds in the event a CDSC would otherwise be applicable,
are not subject to any     CDSC.

In determining whether a CDSC is payable,    the fund will first
redeem     shares not subject to any charge    .  Any CDSC will
be
calculated     based on the lower of the shares' cost and current
net asset value   and any     shares acquired by reinvestment of
distributions will be redeemed without a CDSC. Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

   A class A qualified benefit     plan participating in a
"multi-
fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for
purposes of determining whether the plan may purchase    class
A     shares at net asset value.  These investments will also be included for purposes of the discount privileges and programs described elsewhere in this prospectus and in the SAI.

   As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer- sponsored retirement plans that have at least 200 eligible employees and that are class
A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below.


Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

 Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.

Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                Net                dealers as a
Amount of transaction         amount   Offering    percentage of
at offering price ($)        invested    price    offering price
-----------------------------------------------------------------
Under 50,000                   3.63%     3.50%        3.00%
50,000 but under 100,000       2.56      2.50         2.00
100,000 but under 250,000      1.52      1.50         1.00
250,000 but under 500,000      1.01      1.00         1.00
500,000 and above              NONE      NONE         NONE

Sales charges will not apply to class M shares purchased with redemption proceeds received within the prior 90 days from non-Putnam mutual funds on which the investor paid a front-end or a contingent deferred sales charge. Class M qualified benefit plans (retirement plans for which Putnam Fiduciary Trust Company provides recordkeeping or other services in connection with the purchase of class M shares) and members of qualified groups may also purchase class M shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges
   or to sell fund shares without a CDSC    .

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, qualified
   benefit     plans and other plans.  Descriptions are also
included in the order form and in the SAI.

   The     fund may sell    class A, class B and class M
shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.

In addition,    the     fund may sell shares at net asset value
without an initial sales charge or a CDSC in connection with the
acquisition by    the     fund of assets of an investment company
or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming         shares or transferring
shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping,
certificates will not be issued for your shares    unless you
request them.

In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the share's cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares."

Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.
Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell
significant amounts of shares.     Certain dealers may not sell
all classes of shares.

DISTRIBUTION PLAN

The    fund has adopted distribution plans     to compensate
Putnam Mutual Funds for services provided and expenses incurred by
it    as principal underwriter of fund shares, including the
payments to dealers mentioned below.  The plans provide for
payments by the             fund to Putnam Mutual Funds at
   annual rates (expressed as a percentage of average net assets) of up to 0.35% on class A shares, and 1.00% on class B and class M shares. The Trustees currently limit payments on class A and M shares to 0.25% and 0.75% of average net assets, respectively.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Mutual Funds makes quarterly payment to dealers at     the
annual rate of up to    0.25% of the average net asset value of
class A shares for which such dealers are designated as the dealer of record. The payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI. No payments are made during the first year after purchase on shares purchased at net asset value by shareholder investing $1 million or more or by employer-sponsored retirement plans that have at least 200 eligible employees or that ar class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Mutual Funds and the dealer of record has waived the sales commission.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.25% and 0.65% of the average net asset value of class B and class M shares, respectively.

Putnam Mutual funds may suspend or modify its payments to dealers.
The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits by the National
Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the         fund any day the New York
Stock Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund.  Send a signed letter of
instruction or stock power form to Putnam Investor Services   ,
along with any certificates that represent shares you want to
sell    .  The price you will receive is the next net asset value
calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem
shares valued up to $100,000         unless you have notified
Putnam Investor Services of an address change within the preceding
15 days. Unless an investor indicates otherwise on the account application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Putnam Investor Services with his or her account registration and address as it appears on Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder
activity,
you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment
dealer, as described below.     The Telephone Redemption
Privilege
is not available if you were issued certificates for shares that
remain outstanding.      The Telephone Redemption Privilege may
be
modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of    the same class of
certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the
CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

    To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares."
   The Telephone Exchange Privilege is not available if you were
issued certificates for shares that remain outstanding.      Ask
your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW    THE     FUND VALUES ITS SHARES

   The     fund calculates the net asset value of a share    of
each class     by dividing the total value of its assets, less
liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW    THE     FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

   The fund distributes     any net investment income and any net
realized capital gains at least annually.     Distributions
from     net investment income    , if any, are expected to be
small    . Distributions from capital gains are made after
applying any available capital loss carryovers.     Distributions
paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You can choose from three distribution options:

-    Reinvest all distributions         in additional shares
             without a sales charge;

-    Receive distributions from net investment income in cash
     while reinvesting net capital gains distributions in
     additional shares         without a sales charge; or

-    Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested.
   All distributions not paid in cash will be reinvested in
shares
of the class on which the distributions are paid.      You will
receive a statement confirming reinvestment of distributions
        in additional shares        (or in shares of other Putnam
funds for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within
a
specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the distribution in the fund or in another Putnam fund. If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund.  Similarly, if correspondence sent
by    the     fund or Putnam Investor Services is returned as
"undeliverable,"  fund distributions will automatically be
reinvested in    the     fund or in another Putnam fund.

   The     fund intends to qualify as a "regulated investment
company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on
income and gains it distributes to shareholders.     The     fund
will distribute substantially all of its ordinary income and capital gain net income on a current basis.

   Fund     distributions will be taxable to you as ordinary
income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Early in each year    Putnam Investor Services     will notify
you
of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax
consequences of investing in    the     fund.  You should consult
your tax adviser to determine the precise effect of an investment
in    the     fund on your particular tax situation (including
possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the funds and of other Putnam funds. Putnam Fiduciary Trust Company is the
custodian of the    fund    .  Putnam Investor Services, a
division of Putnam Fiduciary Trust Company, is the investor
servicing and transfer agent for the    fund    .

Putnam Management, Putnam Mutual Funds, and Putnam Fiduciary
Trust
Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

   Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

SYSTEMATIC INVESTMENT PLAN Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE  Transfer assets automatically from one
Putnam
account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS

Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund++
Putnam OTC & Emerging Growth Fund+
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS

Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund
Putnam High Yield Total Return Fund
Putnam High Yield Trust++
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS

Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
     Arizona, California, Florida, Massachusetts, Michigan,
     Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 6/30/97.
+Formerly Putnam OTC Emerging Growth Fund.
++New investments restricted; se your financial advisor for details.
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam Mutual Funds to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAM GROWTH OPPORTUNITIES     FUND

One Post Office Square
Boston, MA 02109

FUND INFORMATION:
INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA  02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA  02109

INVESTOR SERVICING AGENT

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203

CUSTODIAN

Putnam Fiduciary Trust Company
One Post Office Square
Boston, MA  02109

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110

INDEPENDENT ACCOUNTANTS



Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

PUTNAMINVESTMENTS
        One Post Office Square
        Boston, Massachusetts 02109
        Toll-free 1-800-225-1581






         PUTNAM    GROWTH OPPORTUNITIES FUND (THE "FUND"),
        A SERIES OF PUTNAM INVESTMENT FUNDS (THE "TRUST")

                                 FORM N-1A
                                  PART B

                STATEMENT OF ADDITIONAL INFORMATION ("SAI")
           DECEMBER     31, 1996   , AS REVISED AUGUST 1,
1997

This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the prospectus of
the    fund     dated December 31, 1996, as revised from time to
time. This SAI contains information which may be useful to investors but which is not included in the prospectus. If
   the     fund has more than one form of current prospectus,
each reference to the prospectus in this SAI shall include all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. Investors may obtain a free copy of the applicable prospectus from Putnam Investor Services, Mailing address: P.O. Box 41203, Providence, RI 02940-1203.

Part I of this SAI contains specific information about the
   fund    .  Part II includes information about the    fund
and the other Putnam funds.

                             Table Of Contents
Part  I


   SECURITIES RATINGS. . . . . . . . . . . . . . . . . . . . . .
 . I-3

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . .
 .I-   7

CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . .
 .I-   9

INVESTMENT PERFORMANCE . . . . . . . . . . . . . . . . . . . .
I-   14

ADDITIONAL OFFICERS. . . . . . . . . . . . . . . . . . . . . . .
 . . .I-14

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS . . . . . . . .
 . . .I-16

Part II

   MISCELLANEOUS INVESTMENT PRACTICES. . . . . . . . . . . . . .
 . . . II-1

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .II-29

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .
II-

   34

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . .
 . . .II-44

HOW TO BUY SHARES. . . . . . . . . . . . . . . . . . . . . . .
II-   45

DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .
II-   57

INVESTOR SERVICES. . . . . . . . . . . . . . . . . . . . . . .
II-   58

SIGNATURE GUARANTEES . . . . . . . . . . . . . . . . . . . . .
II-   64

SUSPENSION OF REDEMPTIONS. . . . . . . . . . . . . . . . . . .
II-   64

SHAREHOLDER LIABILITY. . . . . . . . . . . . . . . . . . . . .
II-   64

STANDARD PERFORMANCE MEASURES. . . . . . . . . . . . . . . . .
II-   65

COMPARISON OF PORTFOLIO PERFORMANCE. . . . . . . . . . . . . . .
 . II-   66

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . .II-71

                                   SAI
                                  PART I

SECURITIES RATINGS

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's

Bonds

AAA -- Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C -- Debt rated `BB', `B', `CCC', `CC' and `C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. `BB' indicates the lowest degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B -- Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC -- Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC -- The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C -- The rating `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D -- Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting
securities    , the     fund may not and will not:

(1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(4) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value) or through the lending of its portfolio securities with respect to not more than 25% of its total assets (taken at current value).

(6) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its political subdivisions.

(7) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

(8) Purchase securities (other than securities of the U.S.
government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be
invested in any one industry       .

(9) Issue any class of securities which is senior to the fund's shares of beneficial interest.

Although certain of    the     fund's fundamental investment
restrictions permit it to borrow money to a limited extent, the fund does not currently intend to do so and did not do so last year.

The Investment Company Act of 1940 provides that a "vote of a
majority of the outstanding voting securities" of    the     fund
means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares of
   the     fund present at a meeting if more than 50% of the
outstanding fund shares are represented at the meeting in person or by proxy.

It is contrary to    the     fund's present policy, which may be
changed without shareholder approval, to:

    Invest in (a) securities which are not readily marketable,
(b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments (other than pursuant to
   the     non-fundamental restriction    above)     will apply
at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                         -------------------------

CHARGES AND EXPENSES

Management fees

   Under a Management Contract dated December 12, 1994, as revised July 14, 1995 and as further revised December 1, 1995,
the     fund pays a quarterly fee to Putnam    Management
    based on the average net assets of    the     fund, as
determined at the close of each business day during the quarter,
at the    annual rate of             0.70% of the first $500
        million, 0.60% of the         next $500 million, 0.55% of
the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the
next $5 billion, and 0.43% thereafter.     For the fiscal period
October 2, 1995 to July 31, 1996, pursuant to the Management
Contract, the             fund incurred the following fees:

                                            Reflecting a
                                            reduction in the
                                            following amounts
        Fiscal           Management         pursuant to an
           period        fee paid           expense limitation

                1996     $14,050            $29,062

        Expense limitation.  In order to limit    the fund's
expenses, Putnam Management has agreed to limit its compensation
(and, to the extent necessary, bear other expenses    of the
fund) through September 30, 1997     to the extent that expenses
of the    fund     (exclusive of brokerage, interest, taxes,
deferred organizational and extraordinary expense, and payments
under the    fund's     distribution plans) would exceed    an
annual rate of 1.00%    .  For the purpose of determining any
such limitation on Putnam Management's compensation, expenses of
the    fund     do not reflect the application of commissions or
cash management credits that may reduce designated fund expenses.
With Trustee approval,    this     expense    limitation     may
be terminated earlier, in which event shareholders would be notified and this SAI would be revised. Putnam Management currently expects that the expense limitation will be continued
through the end of    the     fund's current fiscal year.

Brokerage commissions

The following table shows brokerage commissions paid during the fiscal period indicated:

                             Fiscal       Brokerage
                                period    commissions

                                1996      $6,139

The following table shows transactions placed with brokers and
dealers during the most recent fiscal    period     to recognize
research, statistical and quotation services received by Putnam
Management         and its affiliates:

                      Dollar
                       value       Percent of
                     of these         total      Amount of
                   transactions   transactions  commissions

                       $3,337,756      42.31%    $3,394

        Administrative expense reimbursement

   The     fund reimbursed Putnam Management in the following
amounts for administrative services during fiscal 1996, including the following amounts for compensation of certain fund officers and contributions to the Putnam Investments, Inc. Profit Sharing Retirement Plan for their benefit.

                                            Portion of total
                                            reimbursement for
                           Total            compensation and
                           reimbursement      contributions


                                $43                 $38

Trustee fees

Each Trustee receives a fee for his or her services.  Each
Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting.  The
following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by
   the     fund for fiscal 1996 and the fees paid to each Trustee
by all of the Putnam funds during         calendar         1995:
COMPENSATION TABLE


                                            Pension or
Estimated          Total
             Aggregate                      retirement     annual
benefits   compensation
          compensation                benefits accrued
from all   from all
                      from the              as part of
Putnam funds         Putnam
   Trustees/Year       fund(1)        fund expenses(2)  upon
retirement(3)       funds(4)
-----------------------------------------------------------------
--------------------------
Jameson A. Baxter/1994        $124               $0
$71,676       $150,854    (5)
Hans H. Estin/1972             123                0
 70,043        150,854
John A. Hill/1985              122                0
 70,043        149,854    (5)
Ronald J. Jackson/1996(6)       21                0
 70,043            N/A
Elizabeth T. Kennan/1992       123                0
 69,709        148,854
Lawrence J. Lasser/1992        121                0
 70,043        150,854
Robert E. Patterson/1984       133                0
 71,043        152,854
Donald S. Perkins/1982         122                0
 69,376        150,854
William F. Pounds/1971        (7)               124
        0         70,543149,854
George Putnam/1957             123                0
 70,043        150,854
George Putnam, III/1984        123                0
 70,043        150,854
        A.J.C. Smith/1986                       121
      0         68,252149,854
W. Nicholas Thorndike/1992     132                0
 71,043        152,854
-----------------------------------------------------------------
------------------------------------------------------
(1)      Includes an annual retainer and an attendance fee for
each meeting attended.
(2)      The Trustees approved a Retirement Plan for Trustees of
the Putnam funds on October 1, 1996.  Prior to that date,
         voluntary retirement benefits were paid to certain
retired Trustees.
(3)      Assumes that each Trustee retires    at the normal
retirement date    .  Estimated benefits for each Trustee are
         based on    Trustee fee rates in effect during calendar
1995.
(4)      As of December 31, 1995, there were 99 funds in the
Putnam family.
(5)      Includes compensation deferred pursuant to a Trustee
Compensation Deferral Plan.         Information on deferred
         compensation includes income earned on such amounts.
(6)      Elected as a Trustee in May 1996.
(7)      Includes additional compensation for service as Vice
Chairman of the Putnam funds.
(8)      Elected as a Trustee in April 1995.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to
which a current Trustee would have been entitled         had he
or she retired immediately prior to such termination or amendment.

For additional information concerning the Trustees, see
"Management" in Part II of this SAI.

Share ownership

At November 30, 1996, the officers and Trustees of the Trust as a
group owned 5.67% of    the class A shares of the fund, and,
except as noted below, to the knowledge of the Trust, no person owned of record or beneficially 5.00% or more of the shares of
the    fund.  No class B or M shares were outstanding at the end
of the period.

                     Shareholder name       Percentage
                        and address            owned
                   --------------------      --------
                   Putnam Investments, Inc.    88.50%
                   One Post Office Square
                   Boston, MA 02109


Distribution fees

During fiscal 1996, the fund did not pay any 12b-1 fees to Putnam
Mutual Funds. No class B or M shares were outstanding during the period.

Class A sales charges and contingent deferred sales charges

Putnam Mutual Funds received no sales charges with respect to
class A shares for any of the funds during fiscal 1996.     No
class B or M shares were outstanding during the period.

Investor servicing and custody fees and expenses

During the 1996 fiscal    period, the     fund incurred
   $11,038 in     fees and out-of-pocket expenses for investor
servicing and custody services provided by Putnam Fiduciary Trust
Company.



INVESTMENT PERFORMANCE

Standard performance measures
       (for the period ended July 31, 1996)

                               Class A
Inception date:            October 2, 1995

Annualized total
return

Life of class                 13.16%+

   + Reflects an expense limitation in effect, in the absence of the expense limitation, total return would have been lower. The per share amount of the expense limitation is set forth in the footnotes to the table in the section entitled "Financial highlights."

Data represent past performance and are not indicative of future
results.  Total return    for class A shares reflects     the
deduction of the maximum sales charge of 5.75%        an expense
limitation currently in effect.          See "Standard
performance measures" in Part II of this SAI for information on how performance is calculated. Past performance is no guarantee
of future results.     No class B or M shares were outstanding
during the period.

ADDITIONAL OFFICERS

In addition to the persons listed as fund officers in Part II of this SAI, each of the following persons is also a Vice President
of    the     fund and certain of the other Putnam funds, the
total number of which is noted parenthetically. Officers of Putnam Management hold the same offices in Putnam Management's parent company, Putnam Investments, Inc.

Thomas R. Bogan (age 55) (1 fund).  Managing Director of Putnam
Management.  Prior to November, 1994, Mr. Bogan was Senior
Analyst at Lord, Abbett & Co.

Brett C. Browchuk (age    34)     (48 funds).  Managing Director
of Putnam Management.  Prior to April, 1994, Mr. Browchuk was
Managing Director at Fidelity Investments.

   William J. Curtin     (age    37) (58     funds).
Managing Director of Putnam Management.  Prior to August,
   1996, Mr. Curtin was Managing Director of Lehman Brothers.

Deborah S. Farrell (age 40) (1 fund). Senior Vice President of Putnam Management. Employed as an investment professional by Putnam Management since May, 1997. Prior to May, 1997, Ms. Farrell was a Portfolio Manager at Emerging Markets Investors Corporation, and prior to May, 1994, Ms. Farrell was Division Manager, Asian Capital Markets at International Finance Corporation.

Ian C. Ferguson (age 39) (22 funds).  Senior Managing Director.
Prior to April, 1996, Mr. Ferguson was CEO at Hong Kong Shanghai
Banking Corporation.

David L. King (age    40)     (6 funds).  Senior Vice President
of Putnam Management.

   Deborah F. Kuenstner (age 38) (1 fund). Senior Vice President of Putnam Management. Prior to March, 1997, Ms. Kuenstner was the Senior Portfolio Manager at Dupont Pension Fund
Investment.

J. Peter Grant (age    55)     (3 funds).  Senior Vice President
of Putnam Management.  Senior Vice President of Putnam Fiduciary
Trust Company.

   Thomas R. Haslett (35) (3 funds).  Managing Director of Putnam
Management.  Prior to December, 1996, Mr. Haslett was Managing
Director of Montgomery Asset Management Ltd.

Omid Kamshad (age 34) (5 funds).  Senior Vice President of Putnam
Management.  Prior to January, 1996, Mr. Kamshad was Director of
Investments at Lombard Odier International, and prior to April,
1995, he was Director at Baring Asset Management Company.

Ami T. Kuan (age 34) (4 funds).  Vice President of Putnam
Management.  Prior to April, 1993, Ms. Kuan attended the MIT
Sloan School of Management.

Jeffrey R. Lindsey (age 35) (2 funds).  Senior Vice President of
Putnam Management.  Prior to April, 1994, Mr. Lindsey was Vice
President at Strategic Portfolio Management, Inc.

Carol C. McMullen (age 41) (7 funds).  Managing Director of
Putnam Management.  Prior to June, 1995, Ms. McMullen was Senior
Vice President         of Baring Asset Management.



John J. Morgan, Jr. (age 56) (10 funds).  Managing Director of
Putnam Management.

   Kelly A. Morgan (age 34) (5 funds).  Senior Vice President of
Putnam Management.  Prior to December, 1996, Ms. Morgan was
Senior Vice President of Alliance Capital Management L.P.

Hugh H. Mullin (age 34) (4 funds).  Senior Vice President of
Putnam Management.

Patrick O'Donnell (age 50) (1 fund).  Managing Director of Putnam
Management. Prior to May, 1994, Mr. O'Donnell was the founder and President of Exeter Research Inc.

   Carmel Peters (age 46) (1 fund). Senior Vice President of Putnam Management. Prior to May, 1997, Ms. Peters was a Managing Director and CIO of Wheelock Natwest Investment Management, Hong Kong, and prior to February, 1996, Ms. Peters was a Director and CIO of Rothschild Asset Management Asia Pacific, Hong Kong.

Anthony W. Regan (age 57) (11 funds). Senior Managing Director of Putnam Management.

David J. Santos (age 38) (3 funds).  Vice President of Putnam
Management.

Justin M. Scott (age 39) (10 funds).  Managing Director of Putnam
Management.

   George W. Stairs     (age    47)     (2 funds).          Vice
President of Putnam Management.    Prior to July, 1994, Mr.
Stairs was an Associate at ValueQuest Ltd.

Robert Swift (age    37)     (7 funds).  Senior Vice President of
Putnam Management.  Prior to August, 1995, Mr. Swift was Director
and    Senior     Portfolio Manager at IAI International/Hill
Samuel Investment Advisors.

Kenneth J. Taubes (age 38) (7 funds).  Senior Vice President of
Putnam Management.     Senior Vice President of Putnam Fiduciary
Trust Company.

David K. Thomas (age 55) (5 funds).  Senior Vice President of
Putnam Management.

INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

   Price Waterhouse, LLP, 165 Federal St.    , Boston, MA 02109,
are the    fund's     independent accountants        , providing
audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.
The Report of Independent Accountants, financial highlights and
financial statements included in the    fund's     Annual Report
for the fiscal    period ended July 31, 1996    , filed
electronically on October    2, 1996     (File No. 811-7237), are
incorporated by reference into this SAI. The financial highlights included in the prospectus and incorporated by reference into this SAI and the financial statements incorporated by reference into the prospectus and this SAI have been so included and incorporated in reliance upon the report of the independent accountants, given on their authority as experts in auditing and accounting.

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